UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 15, 2009
Date of Report (Date of earliest event reported)
URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	85605

(Address of principal executive offices)	(Zip Code)
604-689-1659
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 15, 2009 the Registrant issued the attached news release entitled “Uranerz Announces Unit Offering of up to US$20 Million” announcing the offer and sale to the public in the United States and Canada of up to 10,000,000 units of the Company. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including the exhibits attached hereto which are incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Exhibits
The following exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC, pursuant to Regulation FD.

Exhibit
Number	Description of Exhibit
99.1	Press Release dated October 15, 2009
The following exhibits are hereby incorporated by reference as exhibits into the Registrant’s registration statement on Form S-3 (File No. 333-160504).

Exhibit
Number	Description of Exhibit
99.2	Consent of Andrew Anderson, PE, PG

99.3	Consent of Douglas Beahm, PE, PG

99.4	Consent of Kurtis Brown, PG

99.5	Consent of BRS Inc.

99.6	Consent of Douglas Graves, PE

99.7	Consent of Don R. Woody, PG

99.8	Consent of Matthew Yovich, PE
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION
DATE: October 15, 2009	By:	/s/ Sandra R. MacKay
Sandra R. MacKay
Corporate Secretary